Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

December 31, 2010

($ in Thousands)

		6/10 QTR		9/10 QTR		12/10 QTR
Loan Loss Reserve-Total		$173,427		$163,094		$159,288
	— General	89,759		98,092		101,347
	— Specific	83,668		65,002		57,941
Net Charge-offs (Recoveries) for the Qtr		41,862		36,332		29,806
Non-performing Assets—Total		473,121		434,530		442,699
	— REO	149,305		160,754		156,572
	— REHI	31,481		28,244		29,693
	— Non-accrual	292,335		245,532		256,434
Troubled Debt Restructuring		262,683		272,922		290,474

Regulatory Capital Ratios	— Tangible	1,518,120	11.36%	1,534,681	11.67%	1,530,085	11.66%
(excludes holding co.)	— Core	1,518,120	11.36	1,534,681	11.67	1,530,085	11.66
	— Risk Based	1,604,621	22.71	1,619,206	23.39	1,612,770	23.83

	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD	12/10 QTR
Loan Originations—Total	$383,415	$1,108,324	$369,209	$1,477,533	$274,007
Single-Family Residential	141,283	428,706	154,723	583,429	137,034
Construction—Speculative	46,651	98,977	33,351	132,328	26,888
Construction—Custom	70,226	200,100	75,957	276,057	51,879
Land—Acquisition & Development	6,501	26,983	4,196	31,179	3,419
Land—Consumer Lot Loans	3,275	8,766	2,568	11,334	1,883
Multi-Family	6,308	41,360	7,819	49,179	33,203
Commercial Real Estate	24,578	40,095	19,505	59,600	2,966
Commercial & Industrial	67,210	212,690	59,412	272,102	7,428
HELOC	16,357	48,281	10,803	59,084	9,088
Consumer	1,026	2,366	875	3,241	219

	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD	12/10 QTR
Loan Servicing Fee Income	$1,679	$5,358	$2,080	$7,438	$1,711
Other Fee Income	1,026	2,916	820	3,736	905

Total Fee Income	$2,706	$8,274	$2,900	$11,174	$2,615

	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD	12/10 QTR
Average Loans	$8,656,871	$8,854,221	$8,604,249	$8,791,214	$8,420,727
Average Earning Assets	12,641,835	12,398,067	12,636,641	12,458,201	12,546,403
Average Assets	13,765,244	13,297,034	13,649,632	13,373,767	13,493,969
Average Paying Liabilities	11,834,265	11,449,920	11,722,052	11,518,512	11,582,999
Operating Expenses/Average Assets	0.97%	1.00%	0.93%	0.98%	1.02%
Efficiency Ratio	31.85	25.43	29.73	26.26	31.40
Amortization of Intangibles	$431	$1,739	$401	$2,140	$380
Net Interest Margin	3.14%	3.16%	3.18%	3.17%	3.34%

Repayments	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD	12/10 QTR
Loans	$523,829	$1,441,489	$523,083	$1,964,572	$586,512
MBS	190,356	582,877	156,766	739,643	208,992

EOP Numbers	6/10 QTR		9/10 QTR		12/10 QTR
Shares Issued and Outstanding	112,474,412		112,483,632		112,282,718

Share repurchase information	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD	12/10 QTR
Remaining shares auth. for repurchase	2,888,314	2,888,314	2,888,314	2,888,314	2,581,714
Shares repurchased	—	—	—	—	300,000
Average share repurchase price	$—	$—	$—	$—	$15.09

Washington Federal, Inc.

Fact Sheet

December 31, 2010

($ in Thousands)

Tangible Common Book Value	6/10 QTR	9/10 QTR	12/10 QTR
$ Amount	$1,577,627	$1,583,429	$1,581,261
Per Share	14.03	14.08	14.08

# of Employees	1,235	1,223	1,226
Tax Rate—Going Forward	36.00%	36.00%	36.00%

Investments	6/10 QTR	9/10 QTR	12/10 QTR
Available-for-sale:
Agency MBS	$1,822,950	$2,130,087	$2,371,781
Other	432,837	351,006	440,695

	$2,255,787	$2,481,093	$2,812,476

Held-to-maturity:
Agency MBS	$78,165	$73,052	$66,796
Other	7,055	7,055	1,950

	$85,220	$80,107	$68,746

	AS OF 6/30/10		AS OF 9/30/10		AS OF 12/31/10
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,632,333	74.1%	$6,551,836	74.8%	$6,333,040	74.9%
Construction—Speculative	180,523	2.0	169,712	1.9	146,933	1.7
Construction—Custom	275,509	3.1	256,384	2.9	239,337	2.8
Land—Acquisition & Development	343,567	3.8	307,230	3.5	275,396	3.3
Land—Consumer Lot Loans	187,548	2.1	186,840	2.1	181,205	2.1
Multi-Family	707,784	7.9	697,351	7.9	696,601	8.2
Commercial Real Estate	312,186	3.5	315,915	3.6	315,332	3.7
Commercial & Industrial	96,227	1.1	82,640	0.9	78,082	0.9
HELOC	119,540	1.3	116,143	1.3	115,660	1.4
Consumer	101,219	1.1	92,624	1.1	85,987	1.0

	8,956,436	100%	8,776,675	100%	8,467,573	100%

Less:
ALL	173,427		163,094		159,288
Loans in Process	169,423		154,171		129,472
Deferred Net Origination Fees	35,795		35,707		35,865

	378,645		352,972		324,625

	$8,577,791		$8,423,703		$8,142,948

	AS OF 6/30/10		AS OF 9/30/10		AS OF 12/31/10
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,558,586	76.5%	$6,476,330	76.9%	$6,250,385	76.7%
Construction—Speculative	111,745	1.3	121,991	1.4	99,739	1.2
Construction—Custom	169,858	2.0	136,796	1.6	145,068	1.8
Land—Acquisition & Development	250,599	2.9	232,168	2.8	210,128	2.6
Land—Consumer Lot Loans	183,661	2.1	181,147	2.2	175,264	2.2
Multi-Family	700,314	8.2	689,378	8.2	687,419	8.4
Commercial Real Estate	299,969	3.5	305,834	3.6	309,780	3.8
Commercial & Industrial	89,625	1.0	76,215	0.9	71,087	0.9
HELOC	118,400	1.4	115,084	1.4	114,030	1.4
Consumer	94,996	1.1	84,853	1.0	80,048	1.0

	$8,577,753	100%	$8,419,796	100%	$8,142,948	100%

*	Excludes covered loans

Washington Federal, Inc.

Fact Sheet

December 31, 2010

($ in Thousands)

		AS OF 6/30/10			AS OF 9/30/10			AS OF 12/31/10
Deposits by State		AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
	WA	$4,341,225	48.9%	64	$4,320,280	48.9%	64	$4,431,471	50.0%	64
	ID	618,337	7.0	16	614,002	6.9	16	606,893	6.9	16
	OR	1,390,110	15.6	28	1,391,330	15.7	28	1,386,363	15.7	28
	UT	350,591	3.9	10	353,035	4.0	10	354,393	4.0	10
	NV	198,158	2.2	4	207,704	2.3	4	218,733	2.5	4
	TX	130,575	1.5	6	130,199	1.5	6	31,260	0.4	6
	AZ	1,364,811	15.4	21	1,347,178	15.2	21	1,330,816	15.0	21
	NM	492,940	5.5	11	488,812	5.5	11	485,703	5.5	11

	Total	$8,886,747	100%	160	$8,852,540	100%	160	$8,845,632	100%	160

	6/10 QTR		9/10 QTR		12/10 QTR
Deposits by Type	AMOUNT	%	AMOUNT	%	AMOUNT	%
Checking (noninterest)	$178,800	2.0%	$184,240	2.1%	$214,090	2.4%
NOW (interest)	494,844	5.6	482,131	5.4	477,760	5.4
Savings (passbook/stmt)	230,256	2.6	234,673	2.7	236,558	2.7
Money Market	1,610,080	18.1	1,653,718	18.7	1,661,914	18.8
CD's	6,372,767	71.7	6,297,778	71.1	6,255,310	70.7

Total	$8,886,747	100%	$8,852,540	100%	$8,845,632	100%

Deposits greater than $250,000—EOP	$873,707		$893,338		$902,534

(1) This amount is for deposits > $100,000—EOP

Brokered Deposits	$—		$—		$—

	6/10 QTR		9/10 QTR		12/10 QTR
Non-Performing Assets
Restructured loans:
Single-Family Residential	$205,684	78.2%	$207,040	75.9%	$218,169	75.1%
Construction—Speculative	9,685	3.7	9,893	3.6	10,045	3.5
Construction—Custom	—	0.0	—	0.0	—	0.0
Land—Acquisition & Development	34,404	13.1	33,497	12.3	32,143	11.1
Land—Consumer Lot Loans	6,975	2.7	7,095	2.6	7,758	2.7
Multi-Family	4,898	1.9	12,862	4.7	19,883	6.8
Commercial Real Estate	—	0.0	1,503	0.6	1,480	0.5
Commercial & Industrial	959	0.4	954	0.3	918	0.3
HELOC	78	0.0	78	0.0	78	0.0
Consumer	—	0.0	—	0.0	—	0.0

Total restructured loans (2)	262,683	100%	272,922	100%	290,474	100%

Non-accrual loans:
Single-Family Residential	136,867		123,624		142,234
Construction—Speculative	51,186		39,915		33,625
Construction—Custom	—		—		—
Land—Acquisition & Development	74,183		64,883		53,698
Land—Consumer Lot Loans	—		—		—
Multi-Family	3,167		4,931		14,069
Commercial Real Estate	6,036		10,831		11,721
Commercial & Industrial	20,258		371		568
HELOC	—		—		—
Consumer	638		977		519

Total non-accrual loans	292,335		245,532		256,434
Total REO	149,305		160,754		156,572
Total REHI	31,481		28,244		29,693

Total non-performing assets	$473,121		$434,530		$442,699

Total non-performing assets and performing restructured loans	$698,091		$659,725		$685,497

Total non-performing assets and performing restructured loans as a % of total assets	5.09%		4.89%		5.11%

(2) Restructured loans were as follows:
Performing	$224,970	85.6%	$225,195	82.5%	$242,798	83.6%

Non-accrual *	37,713	14.4	47,727	17.5	47,676	16.4

*– Included in "Total non-accrual loans" above	$262,683	100%	$272,922	100%	$290,474	100%

Washington Federal, Inc.

Fact Sheet

December 31, 2010

($ in Thousands)

	6/10 QTR	9/10 QTR	12/10 QTR
Net Charge-offs by Category
Single-Family Residential	$6,102	$9,277	$6,303
Construction—Speculative	3,987	9,392	5,275
Construction—Custom	—	263	—
Land—Acquisition & Development	24,278	11,826	16,139
Land—Consumer Lot Loans	453	1,251	1,001
Multi-Family	422	1,363	675
Commercial Real Estate	97	425	429
Commercial & Industrial	5,592	1,173	(1,025)
HELOC	—	49	(75)
Consumer	931	1,313	1,084

Total net charge-offs	$41,862	$36,332	$29,806

	6/30/2010	9/30/2010	12/31/2010
SOP 03-3
Accretable Yield	$30,107	$27,019	$24,084
Non-Accretable Yield	214,920	214,920	214,920

Total Contractual Payments	$245,027	$241,939	$239,004

Washington Federal, Inc.

Fact Sheet

December 31, 2010

Delinquency Summary

excludes covered loans

($ in Thousands)

TYPE OF LOANS	#LOANS	AVG Size	AMOUNT OF LOANS NET OF LIP & CHG-OFFs	30	60	90	Total	% based on #	Previous Year	$ Delinquent	% based on $
DECEMBER 31, 2010
Single-Family Residential	34,194	185,179	6,331,997,516	241	135	504	880	2.57%	883	211,124,014	3.33%
Construction—Speculative	544	226,456	123,192,160	3	4	59	66	12.13%	134	19,337,089	15.70%
Construction—Custom	635	230,661	146,469,969	3	—	—	3	0.47%	7	477,987	0.33%
Land—Acquisition & Development	336	787,937	264,746,875	7	3	38	48	14.29%	138	20,466,621	7.73%
Land—Consumer Lot Loans	1,817	99,728	181,205,320	12	14	57	83	4.57%	72	10,948,880	6.04%
Multi-Family	1,211	575,187	696,551,436	2	2	9	13	1.07%	11	10,679,808	1.53%
Commercial Real Estate	579	542,675	314,208,841	14	—	5	19	3.28%	10	4,813,852	1.53%
Commercial & Industrial	480	162,669	78,081,189	10	—	3	13	2.71%	17	538,651	0.69%
HELOC	1,788	64,687	115,660,070	13	4	13	30	1.68%	8	2,794,015	2.42%
Consumer	14,427	5,960	85,987,802	288	141	124	553	3.83%	587	3,491,245	4.06%

	56,011		$8,338,101,179	593	303	812	1,708	3.05%	1,867	$284,672,163	3.41%

SEPTEMBER 30, 2010
Single-Family Residential	35,080	186,641	6,547,381,780	221	150	472	843	2.40%	798	203,819,135	3.11%
Construction—Speculative	624	228,206	142,400,435	6	3	72	81	12.98%	146	26,346,159	18.50%
Construction—Custom	734	203,505	149,372,428	2	—	—	2	0.27%	8	282,768	0.19%
Land—Acquisition & Development	371	779,977	289,371,375	8	4	51	63	16.98%	147	42,785,129	14.79%
Land—Consumer Lot Loans	1,870	99,915	186,840,189	17	8	48	73	3.90%	55	9,798,827	5.24%
Multi-Family	1,231	566,459	697,311,003	5	—	9	14	1.14%	11	8,714,277	1.25%
Commercial Real Estate	641	496,755	318,419,665	6	1	12	19	2.96%	12	8,102,637	2.54%
Commercial & Industrial	634	130,347	82,640,206	3	2	3	8	1.26%	11	221,999	0.27%
HELOC	1,989	58,393	116,142,722	4	4	10	18	0.90%	8	1,568,879	1.35%
Consumer	15,444	5,997	92,624,490	247	136	111	494	3.20%	631	3,025,494	3.27%

	58,618		$8,622,504,292	519	308	788	1,615	2.76%	1,827	304,665,304	3.53%

JUNE 30, 2010
Single-Family Residential	35,623	188,237	6,705,575,706	281	100	478	859	2.41%	736	207,150,954	3.09%
Construction—Speculative	631	235,663	148,703,070	5	5	109	119	18.86%	162	38,208,407	25.69%
Construction—Custom	757	225,290	170,544,432	5	—	3	8	1.06%	10	2,906,142	1.70%
Land—Acquisition & Development	425	775,420	329,553,425	1	4	53	58	13.65%	170	52,528,790	15.94%
Land—Consumer Lot Loans	1,871	100,058	187,208,455	17	9	44	70	3.74%	50	9,772,739	5.22%
Multi-Family	1,249	565,123	705,839,005	4	1	7	12	0.96%	11	6,876,161	0.97%
Commercial Real Estate	602	507,940	305,779,948	8	8	10	26	4.32%	10	14,496,428	4.74%
Commercial & Industrial	662	145,272	96,170,130	5	3	7	15	2.27%	19	14,524,536	15.10%
HELOC	1,985	60,378	119,851,018	1	3	8	12	0.60%	10	1,114,144	0.93%
Consumer	16,338	6,218	101,586,074	261	141	100	502	3.07%	601	3,239,619	3.19%

	60,143		$8,870,811,262	588	274	819	1,681	2.80%	1,779	350,817,921	3.95%